Investor Presentation December 2019 Exhibit 99.2

Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Risk Factors” and “Forward‐Looking Statements” in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018, and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 could cause the Company’s results in the future to differ materially from the forward‐looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, terms and conditions of such acquisitions, our ability to close such acquisitions, and the anticipated benefits, impacts, cost savings and operational improvements of the acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find additional attractive acquisition targets in the future, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any additional acquisitions during the next five years. Forward-looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward‐looking statements made by, or on behalf of, the Company. This presentation contains information about the potential offering of senior notes. This presentation has been prepared and is being furnished solely for informational purposes and solely for use by you in preliminary discussions in connection with your consideration of a potential transaction. This presentation is not, and is not intended to be, an offer to sell, or a solicitation of an offer to purchase, any securities or any other interest. Any such offering and sale would be made only on the basis of certain transaction documents and, as the case may be, an offering circular and related documents. The senior notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons unless registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. The distribution of this presentation in certain jurisdictions may be restricted by law. Cautionary Statement on Forward Looking Statements and Information

This presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an investment decision or other determination. It is expected that investors interested in participating in any transaction will conduct their own independent investigation of the Company and the terms of any transaction, including the merits and risks involved. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations in our press releases on our Investors page of the website and in the Additional Materials section of this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. A copy of the Company’s Annual Report Form 10‐K, Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and other Carriage Services information and news releases, are available at www.carriageservices.com. The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of the Company, is prohibited. Neither Goldman Sachs & Co. LLC nor any other initial purchaser of the senior notes has independently verified the information contained herein or any other information that has or will be provided to you. Cautionary Statement on Forward Looking Statements and Information (Con’t)

Company Update

Carriage Services Overview

Business Overview

- Founded in 1991, Carriage Services is a leading owner and consolidator of funeral homes and cemeteries in the U.S.
- Operates through two segments: Funeral Home Operations and Cemetery Operations, offering a complete range of high value personal services to meet a family's needs
  - In addition to these two segments, CSV generates preneed funeral insurance commission income, preneed funeral trust earnings, preneed cemetery trust earnings and preneed cemetery finance charges
- Provides services and products on both an "atneed" (time of death) and "preneed" (planned prior to death) basis
- Industry leading Adjusted Consolidated EBITDA Margins in the consolidated funeral home and cemetery industry

Operating Segment Overview (LTM Sep-19)[1]

Revenue



Cemetery
19%
Funeral
81%

Total Field EBITDA[2]



Cemetery
17%
Funeral
83%

Diverse National Footprint[3]



WA 2
MT 4
ID 9
NV 5
CA 32
CO 2
KS 2
NM 1
OK 8
TX 34
LA 5
WI 1
IL 4
MI 2
OH 5
KY 9
WV 1
VA 8
PA 2
NY 11
MA 12
RI 4
CT 10
NJ 5
MD 1
NC 9
TN 5
GA 3
FL 21
Carriage Presence
No Carriage Presence

187 Funeral Homes in 29 States
30 Cemeteries in 11 states

Track Record of Long Term Revenue Growth[4]



'07 – LTM Sep-19 Revenue CAGR: 4.1%
$168
$177
$178
$185
$191
$204
$213
$226
$243
$248
$258
$268
$269
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
LTM Sep-19

[1] Includes Cemetery and Funeral same store and acquisition revenue / EBITDA
[2] Excludes variable overhead, regional fixed overhead, and corporate fixed overhead costs
[3] Map shown as of Nov-2019 and gives effect to Lombardo and Rest Haven acquisitions
[4] Figures shown in millions

5

History of Carriage Evolution Into an Industry Leader Long Term Track Record of Performance Source: Company filings Note: Total Revenue and Adjusted Consolidated EBITDA bar charts are in millions. 1 Please refer to page 25 for the EBITDA reconciliation 2008 Assumed control of preneed trust investment strategy and execution Board and Senior Management transformation 2011 2012 Launched First Five Year Carriage Good To Great Journey with a theme of 2012: A New Beginning Founded as an acquisition company to consolidate fragmented Funeral & Cemetery industry 1991 IPO: began trading on the NASDAQ under the ticker symbol “CSV” 1996 Implemented Innovative Funeral Standards Operating Model — Abandoned “Budget & Control” model 2004 2007 Created Strategic Acquisition Model & began to grow selectively 1998 Last publicly offered common equity issuance of CSV (May 8, 1998) 2005 Refinanced all 1990’s mania era bank loans and insurance private placements with ten year unsecured notes 2019 Launched next evolution of the Standards Operating Model with a theme of 2019: Back To The Future – A New Beginning – Part II Operational Leadership Transformation Issued $325 million unsecured notes 2018 1999 Stock crashed along with sector because of aggressive growth and over leverage Funeral Homes & Cemeteries Total Revenue Adjusted Consolidated EBITDA1

Business Segment Overview

	Funeral Home Operations	Cemetery Operations	Financial Earnings Preneed & Trust
Overview	• 187 funeral homes in 29 states[1]	• 30 cemeteries in 11 states[1]	• Earnings from insurance contracts & trust fund assets as merchandise and services are provided to customers
Description	• Complete range of services, including: ◦ Consultation ◦ Removal and preparation of remains ◦ Sale of caskets and related funeral merchandise ◦ Use of funeral home facilities for visitation and remembrance services • Both available on an "atneed" and "preneed" basis • High Value Personal Service Business	• Product and service offering includes: ◦ Interment services ◦ Right to interment in cemetery sites (primarily grave sites, mausoleum crypts and niches) ◦ Related cemetery merchandise (e.g. memorials and vaults) • Revenue & EBITDA growth driven by sale of property on a preneed basis	• Derived from four components: ◦ Preneed Funeral Commission Income ◦ Preneed Funeral Trust Earnings ◦ Preneed Cemetery Trust Earnings ◦ Preneed Cemetery Finance Charges
% of LTM Sep-2019 Revenue	76%	18%	6%

CARRIAGE SERVICES

[1] *As of Nov-2019 and gives effect to Lombardo and Rest Haven acquisitions*

7

High Performance Culture Framework Innovative and disciplined Standards Operating Model has led to industry leading operating and financial performance Entrepreneurial culture and empowerment attracts top industry talent to Carriage One- and five-year incentives reward top Managing Partners and their teams for growth at high and sustainable margins Acquisition criteria and valuation methodologies provide discipline for most attractive opportunities in strategic growth markets Seven funeral and four cemetery operating standards designed for long-term strong financial performance, focused on organic growth in market share and revenue and achieving high profit margins Local business market share growth is key to achieving sustainable revenue growth that creates a powerful financial dynamic of operating leverage Designed for flexible, decentralized decision-making by Managing Partners, with incentive compensation for them and their teams based on Standards Achievement Used to attract, develop, and retain the top Managing Partners in the industry with entrepreneurial and competitive characteristics Strong local leadership is required in each business to grow high value, personal service and sales business at sustainable profit margins Growth of a local business is driven by and through high performing local employee teams aligned toward Standards Achievement Assess acquisition candidates based on ten Strategic Criteria, each of which is weighted for predictability of future revenue growth Seek to acquire larger and higher margin funeral home and cemetery businesses in large, demographically attractive strategic markets Key criteria: cultural alignment; volume and price trends; size of business; size of market; competitive standing; demographics; strength of brand; and barriers to entry Generally Strategic Criteria Rankings of 60% and above align well with Standards Operating Model Standards Operating Model 4E Leadership Model Strategic Acquisition Model

Stable Industry With Favorable Trends …Driven By An Aging Population Favorable Secular Tailwinds… … and is the Acquirer of Choice for Funeral Owner Succession Planning Given Aging Owner Population Carriage has grown Same Store Revenue4 despite Increasing Cremation Trends… Sources: 1 2017 National Population Projections, US CENSUS; 2 National Center for Health Statistics, Sundale Research 2017; 3 Homesteaders Life Company 4 “Same Store” refers to funeral homes owned and operated since January 1, 2014 Increasing annual deaths and a growing U.S. population provide tailwinds for Carriage Service’s long term growth outlook Annual Deaths in the U.S. (mm)¹ U.S. Population Estimate for 75+ Years Old (mm)¹ Actual and Estimated Cremation Rates² Percentage of Funeral Home Owners Age 50+³

Overview of Completed Acquisitions Lombardo Description Based in Buffalo, NY, Lombardo is a family-owned, best-in-class funeral service provider Largest funeral home business in Western New York, with 4 funeral homes serving approximately 2,000 families annually Transaction closed on October 9, 2019 Purchase price of $15.3 million Strategic Rationale Large and fast growing funeral home business with additional opportunities to continue above average growth rates Description Based in Rockwall, TX, Rest Haven is a family-owned funeral and cemetery business Rest Haven offers cemetery, funeral, and cremation services, including floral and pet cremation options Transaction closed on October 28, 2019 Purchase price of $23.6 million Strategic Rationale Large combination business in Rockwall with a number of growing ancillary businesses and opportunity for CSV to grow in strategic Dallas market Rest Haven

Overview of Pending Acquisitions Oakmont Fairfax Description Based in Lafayette, CA, Oakmont will be purchased from StoneMor and has a funeral home, large cemetery and crematory Holds high-end inventory and serves affluent clientele in northern California area Currently under definitive acquisition agreement and expected to close in January 2020 Purchase price of $33.0 million Strategic Rationale Solidifies CSV footprint in strategic Bay Area Believe it presents CSV with significant opportunities to improve funeral operations & cemetery sales once under CSV management and Standards Operating Model Description Based in Fairfax, VA, Fairfax is one of the largest, privately owned combination businesses (funeral home & cemetery) remaining in the U.S. Easily accessible to over 1 million people, and boasts an established heritage of property owners Currently under definitive acquisition agreement and expected to close in late December 2019 Purchase price of $100.0 million Strategic Rationale Large acquisition in an affluent area with limited competition and relatively high barriers to entry Multiple years of organic growth opportunities. Signature property for CSV Significant opportunities for improved performance once under CSV management and Standards Operating Model

Key Credit Highlights

A Leader in the Funeral Home and Cemetery Industry	• #2 player in a highly fragmented industry, with the top 3 players representing only ~20% of the total market and the remaining 80% consisting of independent market players who are primarily local and family-owned • High barriers to entry as heritage and local brand loyalty have been built over generations • Death care industry is estimated $18bn in annual revenue with 21,000 funeral homes and cemeteries in the U.S.
Stable Industry with Favorable Trends	• Increasing annual deaths and a growing aging U.S. population provide tailwinds for CSV's long term growth outlook • CSV is the acquirer of choice for funeral owner succession planning given CSV's strong culture, decentralized business model and strong industry reputation that has been built over 28 years
National Presence Focused on Local Strategic Markets	• Nationwide company with a local market focus, with a track record of growing in strategic markets where CSV sees favorable demographic and local operating trends • CSV has increased its presence in such strategic markets from 76% of revenue in 2006 to 91% in 2018
Standards Operating Model = Industry Leading Results	• Innovative and disciplined Standards Operating Model designed for long-term, high and sustainable financial performance • 2018 evolution of Standards focused on improving organic revenue growth rates across CSV, improving Field & Corporate EBITDA margins consistent with 2016 levels and serving more families locally / gaining market share
Impressive Financial Results Through the Cycle	• Consistent long term growth and improved profitability of Carriage, even through the recession of 2008-2009 • Highly resilient industry to economic variances with highly discretionary capex and low working capital needs
Experienced and Proven Management Team	• Tenured, dedicated management team with long histories at Carriage and in the funeral & cemetery industry • Mel Payne co-founded CSV in 1991 and has been the only CEO in CSV history

Source: Company filings

CARRIAGE SERVICES

12

II. Financial Overview

Update on 2019 Operational Improvements

- CSV evolved its Standards Operating Model in Q4 2018 for 2019 and beyond, following a deep analytical and qualitative portfolio review with leading Managing Partners and other key internal stakeholders
- The next evolution encompasses:
  1. Focusing on organic revenue growth in both same store funeral and cemetery segments; added 3 yr. Revenue CAGR Standard
  2. Achieving Field & Corporate EBITDA margins consistent with 2015-2016 levels
  3. Leverage reduction towards the 4.0x – 4.5x target
  4. Acquisition activity would only resume once Carriage was confident in operation performance. Carriage is first and foremost an operating company
- Strong recent performance demonstrates CSV is successfully executing on its 2019 goal and validates changes made in 2018:

($ in millions)	Q3-2018	Q3-2019	% Change
Funeral Same Store ("SS") Revenue[1]	$40.2mm	$41.5mm	+3.2%
Cemetery SS Revenue[1]	$11.1mm	$12.8mm	+15.6%
SS Funeral Field EBITDA *(Margin)*[1]	$13.8mm *(34.3%)*	$15.0mm *(36.2%)*	+8.7% *(+190bps)*
SS Cemetery Field EBITDA *(Margin)*[1]	$3.0mm *(27.1%)*	$4.4mm *(34.6%)*	+47.6% *(+750bps)*
Total Field EBITDA *(Margin)*[1]	$23.2mm *(36.2%)*	$25.7mm *(38.9%)*	+10.7% *(+270bps)*
YTD Total Adj. Consolidated EBITDA *(Margin)*[2]	$53.4mm *(26.5%)*	$57.4mm *(28.3%)*	+7.5% *(+180bps)*

CARRIAGE SERVICES

[1] *Please refer to the 2019 Q3 10-Q for reconciliation*
[2] *Please refer to the Appendix for a reconciliation of all non-GAAP figures*

14

Financial Highlights for 3rd Quarter & YTD 2019

- **Revenues**
  - Improved results from all segments Funeral, Cemetery & Financial in Q3-19
  - Resulted in 2.9% growth in Q3-19, year-over-year bringing YTD growth to 0.7% despite an unusually strong Q1 2018
  - Higher growth when factoring in the disposition of the Ft. Lauderdale city cemetery business in Q3-18 and the divesture of two funeral businesses in Q3-19
- **Adj. Consolidated EBITDA**[1]
  - All four operating and financial profit centers that comprise Total Field EBITDA achieved higher revenue growth and led to higher Field EBITDA and Field EBITDA margins
  - Adj. Consolidated EBITDA ~$4.0mm higher YTD with margins 180bps higher than in 2018
- **Adj. Free Cash Flow**[2]
  - Generated Adj. Free Cash Flow of ~$31.6 million YTD, in line with prior comparable period
  - Consistent maintenance capex spend

Revenue



Q3 Performance
% Growth: 2.9%
$64.2
$66.1
3m Sep-18
3m Sep-19



YTD Performance
% Growth: 0.7%
$201.5
$203.0
YTD Sep-18
YTD Sep-19

Adj. Consolidated EBITDA & Margin



Q3 YTD ($)
% Growth: 7.5%
$53.4
$57.4
YTD Sep-18
YTD Sep-19



Q3 YTD Margin (%)
% Growth: 1.8%
26.5%
28.3%
YTD Sep-18
YTD Sep-19

[1] *Please refer to page 25 for the EBITDA reconciliation*
[2] *Please refer to page 27 for the Free Cash Flow reconciliation*

15

Consistent Historical Financial Performance Adjusted Consolidated EBITDA and Margin1 Adj. Free Cash Flow & % Adj. EBITDA Conversion2 Revenue by Segment Maintenance vs. Growth Capex Note: Figures shown in millions. 1 Please refer to page 25 for the EBITDA reconciliation 2 Please refer to page 27 for the Free Cash Flow reconciliation

Key Financial Highlights High and recurring Free Cash Flow generation Industry leading EBITDA Margins Significant embedded Operating Leverage; both at local business level and as a company Consistent capex spending and minimal working capital needs Leverage target of 4.0 – 4.5x Total Debt / Adjusted Consolidated EBITDA M&A on hold for next 12 months (unless highly strategic targets become available) Ability to rapidly de-lever absent acquisition activity through strong Free Cash Flow generation Following the completion of these acquisitions, focus will be on: Continued organic growth and generation of Free Cash Flow at high and sustainable profit margins Successfully integrating acquired businesses to ensure achievement of performance targets De-leveraging to reach leverage target by year end 2021

Appendix

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA Description of Key Adjustments EBITDA Adjustments Recognized accretion of the discount of convertible subordinated notes. Accretion is calculated using the effective interest method based on a stated interest rate of 6.75% and will increase each year through to maturity For the year ended December 31, 2018, Carriage recognized impairments and losses on divested businesses. For the year ended December 31, 2017, Carriage recognized gains on the sale of land, a funeral home business and other assets Putative class action filed against Carriage in March 26, 2018. As of December 31, 2018, Carriage accrued $650,000 for the estimated settlement amount related to this case Impact of hurricane Harvey and Irma. Represents the property damage and business disruption for thirteen funeral homes and six cemeteries Pro forma full year benefit from the Acquisitions1 1 The adjustments for the Completed Acquisitions and the Pending Acquisitions are based on financial information provided to us from each of the Target Businesses (the "Target Financials"), as adjusted by management for estimated cost savings and operational improvements expected to be achieved in connection with the integration into the Company's business, although no assurances can be given that such cost savings and operational improvements will be achieved. The Target Financials provided to the Company consisted of information for the nine months ended September 30, 2019 and are presented on an annualized basis. The Target Financials have not been audited or verified by the Company and the Company cannot assure you of the accuracy or completeness of the information. Moreover, because the Target Financials are presented on an annualized basis, they are subject to significant assumptions and are not necessarily indicative of past or future performance. Investors should not place undue reliance on the Target Financials or the Pro Forma Acquisition Adjustments, which is presented solely for illustrative purposes. The Acquisitions are in varying stages of completion, with varying levels of certainty as to whether each Acquisition will be consummated. The two Completed Acquisitions have an aggregate annualized LTM Adjusted EBITDA of $5.0mm. The two Pending Acquisitions have an aggregate annualized LTM Adjusted EBITDA of $12.1mm.

Reconciliation of Non-GAAP Measures: Field EBITDA Source: Company Filings

Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow Source: Company Filings

Adjusted Consolidated EBITDA is defined as Consolidated EBITDA plus Special Items. Adjusted Free Cash Flow is defined as net cash provided by operating activities as adjusted by Special Items, less cash used for maintenance capital expenditures. Cemetery Field EBITDA or "operating profit” is defined as Cemetery segment gross profit, excluding the following relating to our Cemetery segment: depreciation and amortization, regional and unallocated costs and Financial EBITDA. Cemetery Field EBITDA Margin is defined as Cemetery Field EBITDA as a percentage of Cemetery revenue. Cemetery Financial EBITDA or "operating profit” is defined as Cemetery Financial Revenue (Cemetery Trust Earnings and Preneed Cemetery Finance Charges) less Cemetery Financial Expenses. Consolidated EBITDA is defined as net income before provision/benefit for income taxes, interest expense, non-cash stock compensation, depreciation and amortization, accretion of discount on convertible subordinated notes, loss on early extinguishment of debt, and other, net. Divested EBITDA is defined as Divested Revenue, less field level and financial expenses related to the businesses sold and reflected in the periods presented and revenues lost from the termination of a municipal contract in 2017. Divested Revenue is defined as revenue from businesses sold and reflected in the periods presented and revenues lost from the termination of a municipal contract in 2017. Funeral Field EBITDA or "operating profit” is defined as Funeral segment gross profit, excluding the following relating to our Funeral segment: depreciation and amortization, regional and unallocated costs, Financial EBITDA and Divested EBITDA. Funeral Field EBITDA Margin is defined as Funeral Field EBITDA as a percentage of Funeral revenue. Funeral Financial EBITDA or "operating profit” is defined as Funeral Financial Revenue (Preneed Funeral Commission Income and Preneed Funeral Trust Earnings) less Funeral Financial Expenses. Pro Forma Adjusted Consolidated EBITDA is defined as Adjusted Consolidated EBITDA plus annualized adjusted EBITDA based on actual EBITDA for the three months ended September 30, 2019, for the Target Businesses. Pro Forma Adjusted Consolidated EBITDA does not reflect pro forma adjustments made in compliance with Article 11 of the SEC’s Regulation S-X, and the amounts used to calculate it were derived from internal to the Target Businesses’ unaudited accounts. Special Items include a large number of charges such as severance and retirement, consulting and other activities, which are not core to operations. Total Field EBITDA or "operating profit” is defined as Funeral Field EBITDA plus Cemetery Field EBITDA plus Funeral Financial EBITDA plus Cemetery Financial EBITDA plus Divested EBITDA. Total Field EBITDA Margin is defined as Total Field EBITDA as a percentage of Total revenue. Non-GAAP Financial Measures Index